UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2003

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

California	0-11350	22-3059110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Avenue of the Stars, 39th Floor, Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (310) 788-1999

(Former name or former address, if changed since last report.)

     Not applicable.

Item 7. Financial Statements and Exhibits
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 5.1
EXHIBIT 10.1

Item 7. Financial Statements and Exhibits

(c)	Exhibits

1.1 Selling Agent Agreement, dated April 15, 2003, between the Registrant and ABN AMRO Financial Services, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Prudential Securities Incorporated, UBS PaineWebber Inc. and Wachovia Securities, Inc., relating to the Registrant’s ILFC Notes (the “Notes”).

4.1 Officers’ Certificate (without exhibits), dated April 15, 2003, establishing the terms of the Notes.

4.2 Form of Certificate for the Global Floating Rate Note.

4.3 Form of Certificate for the Global Fixed Rate Note.

5.1 Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

10.1 Revolving Credit Agreement, dated as of October 18, 2002, among the Registrant, Citicorp USA, Inc. and the other banks listed therein providing up to $2,150,000,000 (364 day facility).

23.1 Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Alan H. Lund

	By:	Alan H. Lund
Vice Chairman and Chief Financial Officer

DATED: April 15, 2003

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